                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
       AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
       AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
       INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:       /s/ John M. Zerr
                 ---------------------------
       Title:    Senior Vice President

       INVESCO ADVISERS, INC.

       By:       /s/ John M. Zerr
                 ---------------------------
       Title:    Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                               ------------ ---------- ------------------ -----------------

Invesco American Franchise Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2013      June 30, 2018
   Class B Shares                                  Contractual     2.75%      July 1, 2013      June 30, 2018
   Class C Shares                                  Contractual     2.75%      July 1, 2013      June 30, 2018
   Class R Shares                                  Contractual     2.25%      July 1, 2013      June 30, 2018
   Class R5 Shares                                 Contractual     1.75%      July 1, 2013      June 30, 2018
   Class R6 Shares                                 Contractual     1.75%      July 1, 2013      June 30, 2018
   Class Y Shares                                  Contractual     1.75%      July 1, 2013      June 30, 2018

Invesco California Tax-Free Income Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2012      June 30, 2018
   Class B Shares                                  Contractual     2.00%      July 1, 2012      June 30, 2018
   Class C Shares                                  Contractual     2.00%      July 1, 2012      June 30, 2018
   Class R6 Shares                                 Contractual     1.25%     April 4, 2017      June 30, 2018
   Class Y Shares                                  Contractual     1.25%      July 1, 2012      June 30, 2018

Invesco Core Plus Bond Fund
   Class A Shares                                  Contractual     0.75%   December 16, 2016  December 31, 2018
   Class B Shares                                  Contractual     1.50%   December 16, 2016  December 31, 2018
   Class C Shares                                  Contractual     1.50%   December 16, 2016  December 31, 2018
   Class R Shares                                  Contractual     1.00%   December 16, 2016  December 31, 2018
   Class R5 Shares                                 Contractual     0.50%   December 16, 2016  December 31, 2018
   Class R6 Shares                                 Contractual     0.50%   December 16, 2016  December 31, 2018
   Class Y Shares                                  Contractual     0.50%   December 16, 2016  December 31, 2018

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012      June 30, 2018
   Class B Shares                                  Contractual     2.75%      July 1, 2012      June 30, 2018
   Class C Shares                                  Contractual     2.75%      July 1, 2012      June 30, 2018
   Class R Shares                                  Contractual     2.25%      July 1, 2012      June 30, 2018
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012   June 30, 2018
   Class Y Shares                                  Contractual     1.75%      July 1, 2012      June 30, 2018

Invesco Equity and Income Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2012      June 30, 2018
   Class B Shares                                  Contractual     2.25%      July 1, 2012      June 30, 2018
   Class C Shares                                  Contractual     2.25%      July 1, 2012      June 30, 2018
   Class R Shares                                  Contractual     1.75%      July 1, 2012      June 30, 2018
   Class R5 Shares                                 Contractual     1.25%      July 1, 2012      June 30, 2018
   Class R6 Shares                                 Contractual     1.25%   September 24, 2012   June 30, 2018
   Class Y Shares                                  Contractual     1.25%      July 1, 2012      June 30, 2018

Invesco Floating Rate Fund
   Class A Shares                                  Contractual     1.50%     April 14, 2006     June 30, 2018
   Class C Shares                                  Contractual     2.00%     April 14, 2006     June 30, 2018
   Class R Shares                                  Contractual     1.75%     April 14, 2006     June 30, 2018
   Class R5 Shares                                 Contractual     1.25%     April 14, 2006     June 30, 2018
   Class R6 Shares                                 Contractual     1.25%   September 24, 2012   June 30, 2018
   Class Y Shares                                  Contractual     1.25%    October 3, 2008     June 30, 2018

Invesco Global Real Estate Income Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009      June 30, 2018
   Class B Shares                                  Contractual     2.75%      July 1, 2009      June 30, 2018
   Class C Shares                                  Contractual     2.75%      July 1, 2009      June 30, 2018
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009      June 30, 2018
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012   June 30, 2018
   Class Y Shares                                  Contractual     1.75%      July 1, 2009      June 30, 2018

See page 18 for footnotes to Exhibit A.

                                             CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                         ------------ -------------------  ------------------ -----------------

Invesco Growth and Income Fund
   Class A Shares                            Contractual         2.00%            July 1, 2012      June 30, 2018
   Class B Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class C Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class R Shares                            Contractual         2.25%            July 1, 2012      June 30, 2018
   Class R5 Shares                           Contractual         1.75%            July 1, 2012      June 30, 2018
   Class R6 Shares                           Contractual         1.75%         September 24, 2012   June 30, 2018
   Class Y Shares                            Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Low Volatility Equity Yield Fund
   Class A Shares                            Contractual         2.00%            July 1, 2012      June 30, 2018
   Class B Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class C Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class R Shares                            Contractual         2.25%            July 1, 2012      June 30, 2018
   Class R5 Shares                           Contractual         1.75%            July 1, 2012      June 30, 2018
   Class R6 Shares                           Contractual         1.75%           April 4, 2017      June 30, 2018
   Class Y Shares                            Contractual         1.75%            July 1, 2012      June 30, 2018
   Investor Class Shares                     Contractual         2.00%            July 1, 2012      June 30, 2018

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                            Contractual         1.50%            July 1, 2012      June 30, 2018
   Class B Shares                            Contractual         2.25%            July 1, 2012      June 30, 2018
   Class C Shares                            Contractual         2.25%            July 1, 2012      June 30, 2018
   Class R6 Shares                           Contractual         1.25%           April 4, 2017      June 30, 2018
   Class Y Shares                            Contractual         1.25%            July 1, 2012      June 30, 2018

Invesco S&P 500 Index Fund
   Class A Shares                            Contractual         2.00%            July 1, 2012      June 30, 2018
   Class B Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class C Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class R6 Shares                           Contractual         1.75%           April 4, 2017      June 30, 2018
   Class Y Shares                            Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Short Duration High Yield Municipal
  Fund
   Class A Shares                            Contractual         0.79%         September 30, 2015 December 31, 2018
   Class C Shares                            Contractual         1.54%         September 30, 2015 December 31, 2018
   Class R5 Shares                           Contractual         0.54%         September 30, 2015 December 31, 2018
   Class R6 Shares                           Contractual         0.54%           April 4, 2017    December 31, 2018
   Class Y Shares                            Contractual         0.54%         September 30, 2015 December 31, 2018

Invesco Small Cap Discovery Fund
   Class A Shares                            Contractual         2.00%            July 1, 2012      June 30, 2018
   Class B Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class C Shares                            Contractual         2.75%            July 1, 2012      June 30, 2018
   Class R5 Shares                           Contractual         1.75%         September 24, 2012   June 30, 2018
   Class R6 Shares                           Contractual         1.75%         September 24, 2012   June 30, 2018
   Class Y Shares                            Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Strategic Real Return Fund
   Class A Shares                            Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2018
   Class C Shares                            Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2018
   Class R Shares                            Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2018
   Class R5 Shares                           Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2018
   Class R6 Shares                           Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2018
   Class Y Shares                            Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2018

See page 18 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)


                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                      ------------ ---------- ------------------ --------------

Invesco Charter Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2018
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2018
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2018
   Class R Shares                         Contractual     2.25%      July 1, 2009    June 30, 2018
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual     1.75%   September 24, 2012 June 30, 2018
   Class S Shares                         Contractual     1.90%   September 25, 2009 June 30, 2018
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2018

Invesco Diversified Dividend Fund
   Class A Shares                         Contractual     2.00%      July 1, 2013    June 30, 2018
   Class B Shares                         Contractual     2.75%      July 1, 2013    June 30, 2018
   Class C Shares                         Contractual     2.75%      July 1, 2013    June 30, 2018
   Class R Shares                         Contractual     2.25%      July 1, 2013    June 30, 2018
   Class R5 Shares                        Contractual     1.75%      July 1, 2013    June 30, 2018
   Class R6 Shares                        Contractual     1.75%      July 1, 2013    June 30, 2018
   Class Y Shares                         Contractual     1.75%      July 1, 2013    June 30, 2018
   Investor Class Shares                  Contractual     2.00%      July 1, 2013    June 30, 2018

Invesco Summit Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2018
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2018
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2018
   Class P Shares                         Contractual     1.85%      July 1, 2009    June 30, 2018
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual     1.75%     April 4, 2017    June 30, 2018
   Class S Shares                         Contractual     1.90%   September 25, 2009 June 30, 2018
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2018

                              AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                      ------------ ---------- ------------------ --------------

Invesco European Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2018
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2018
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual     2.00%     April 4, 2017    June 30, 2018
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2018

Invesco Global Core Equity Fund
   Class A Shares                         Contractual     1.22%    January 1, 2017   April 30, 2019
   Class B Shares                         Contractual     1.97%    January 1, 2017   April 30, 2019
   Class C Shares                         Contractual     1.97%    January 1, 2017   April 30, 2019
   Class R Shares                         Contractual     1.47%    January 1, 2017   April 30, 2019
   Class R5 Shares                        Contractual     0.97%    January 1, 2017   April 30, 2019
   Class R6 Shares                        Contractual     0.97%     April 4, 2017    April 30, 2019
   Class Y Shares                         Contractual     0.97%    January 1, 2017   April 30, 2019

Invesco International Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2018
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2018
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2018
   Class R5 Shares                        Contractual     2.00%      July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual     2.00%   September 24, 2012 June 30, 2018
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2018

See page 18 for footnotes to Exhibit A.

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                 ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2009    June 30, 2018
   Class B Shares                                    Contractual     2.75%      July 1, 2009    June 30, 2018
   Class C Shares                                    Contractual     2.75%      July 1, 2009    June 30, 2018
   Class R Shares                                    Contractual     2.25%      July 1, 2009    June 30, 2018
   Class R5 Shares                                   Contractual     1.75%      July 1, 2009    June 30, 2018
   Class R6 Shares                                   Contractual     1.75%   September 24, 2012 June 30, 2018
   Class Y Shares                                    Contractual     1.75%      July 1, 2009    June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                      CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
----                                  ------------ --------------------- ------------------ ---------------

Invesco Alternative Strategies Fund
   Class A Shares                     Contractual  1.44% less net AFFE*   January 1, 2017   April 30, 2019
   Class C Shares                     Contractual  2.19% less net AFFE*   January 1, 2017   April 30, 2019
   Class R Shares                     Contractual  1.69% less net AFFE*   January 1, 2017   April 30, 2019
   Class R5 Shares                    Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2019
   Class R6 Shares                    Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2019
   Class Y Shares                     Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2019

Invesco Balanced-Risk Retirement 2020
 Fund
   Class A Shares                     Contractual         0.25%           November 4, 2009  April 30, 2019
   Class AX Shares                    Contractual         0.25%          February 12, 2010  April 30, 2019
   Class B Shares                     Contractual         1.00%           November 4, 2009  April 30, 2019
   Class C Shares                     Contractual         1.00%           November 4, 2009  April 30, 2019
   Class CX Shares                    Contractual         1.00%          February 12, 2010  April 30, 2019
   Class R Shares                     Contractual         0.50%           November 4, 2009  April 30, 2019
   Class R5 Shares                    Contractual         0.00%           November 4, 2009  April 30, 2019
   Class R6 Shares                    Contractual         0.00%          September 24, 2012 April 30, 2019
   Class RX Shares                    Contractual         0.50%          February 12, 2010  April 30, 2019
   Class Y Shares                     Contractual         0.00%           November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement 2030
 Fund
   Class A Shares                     Contractual         0.25%           November 4, 2009  April 30, 2019
   Class AX Shares                    Contractual         0.25%          February 12, 2010  April 30, 2019
   Class B Shares                     Contractual         1.00%           November 4, 2009  April 30, 2019
   Class C Shares                     Contractual         1.00%           November 4, 2009  April 30, 2019
   Class CX Shares                    Contractual         1.00%          February 12, 2010  April 30, 2019
   Class R Shares                     Contractual         0.50%           November 4, 2009  April 30, 2019
   Class R5 Shares                    Contractual         0.00%           November 4, 2009  April 30, 2019
   Class R6 Shares                    Contractual         0.00%          September 24, 2012 April 30, 2019
   Class RX Shares                    Contractual         0.50%          February 12, 2010  April 30, 2019
   Class Y Shares                     Contractual         0.00%           November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement 2040
 Fund
   Class A Shares                     Contractual         0.25%           November 4, 2009  April 30, 2019
   Class AX Shares                    Contractual         0.25%          February 12, 2010  April 30, 2019
   Class B Shares                     Contractual         1.00%           November 4, 2009  April 30, 2019
   Class C Shares                     Contractual         1.00%           November 4, 2009  April 30, 2019
   Class CX Shares                    Contractual         1.00%          February 12, 2010  April 30, 2019
   Class R Shares                     Contractual         0.50%           November 4, 2009  April 30, 2019
   Class R5 Shares                    Contractual         0.00%           November 4, 2009  April 30, 2019
   Class R6 Shares                    Contractual         0.00%          September 24, 2012 April 30, 2019
   Class RX Shares                    Contractual         0.50%          February 12, 2010  April 30, 2019
   Class Y Shares                     Contractual         0.00%           November 4, 2009  April 30, 2019

See page 18 for footnotes to Exhibit A.

                                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                              VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                             ------------  ---------- ------------------- ---------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual      0.25%    November 4, 2009   April 30, 2019
   Class AX Shares                               Contractual      0.25%   February 12, 2010   April 30, 2019
   Class B Shares                                Contractual      1.00%    November 4, 2009   April 30, 2019
   Class C Shares                                Contractual      1.00%    November 4, 2009   April 30, 2019
   Class CX Shares                               Contractual      1.00%   February 12, 2010   April 30, 2019
   Class R Shares                                Contractual      0.50%    November 4, 2009   April 30, 2019
   Class R5 Shares                               Contractual      0.00%    November 4, 2009   April 30, 2019
   Class R6 Shares                               Contractual      0.00%   September 24, 2012  April 30, 2019
   Class RX Shares                               Contractual      0.50%   February 12, 2010   April 30, 2019
   Class Y Shares                                Contractual      0.00%    November 4, 2009   April 30, 2019

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual      0.25%    November 4, 2009   April 30, 2019
   Class AX Shares                               Contractual      0.25%   February 12, 2010   April 30, 2019
   Class B Shares                                Contractual      1.00%    November 4, 2009   April 30, 2019
   Class C Shares                                Contractual      1.00%    November 4, 2009   April 30, 2019
   Class CX Shares                               Contractual      1.00%   February 12, 2010   April 30, 2019
   Class R Shares                                Contractual      0.50%    November 4, 2009   April 30, 2019
   Class R5 Shares                               Contractual      0.00%    November 4, 2009   April 30, 2019
   Class R6 Shares                               Contractual      0.00%   September 24, 2012  April 30, 2019
   Class RX Shares                               Contractual      0.50%   February 12, 2010   April 30, 2019
   Class Y Shares                                Contractual      0.00%    November 4, 2009   April 30, 2019

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual      1.50%      July 1, 2012     June 30, 2018
   Class B Shares                                Contractual      2.25%      July 1, 2012     June 30, 2018
   Class C Shares                                Contractual      2.25%      July 1, 2012     June 30, 2018
   Class R Shares                                Contractual      1.75%      July 1, 2012     June 30, 2018
   Class R5 Shares                               Contractual      1.25%      July 1, 2012     June 30, 2018
   Class R6 Shares                               Contractual      1.25%     April 4, 2017     June 30, 2018
   Class S Shares                                Contractual      1.40%      July 1, 2012     June 30, 2018
   Class Y Shares                                Contractual      1.25%      July 1, 2012     June 30, 2018

Invesco Convertible Securities Fund
   Class A Shares                                Contractual      1.50%      July 1, 2012     June 30, 2018
   Class B Shares                                Contractual      2.25%      July 1, 2012     June 30, 2018
   Class C Shares                                Contractual      2.25%      July 1, 2012     June 30, 2018
   Class R5 Shares                               Contractual      1.25%      July 1, 2012     June 30, 2018
   Class R6 Shares                               Contractual      1.25%   September 24,2012   June 30, 2018
   Class Y Shares                                Contractual      1.25%      July 1, 2012     June 30, 2018

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual      2.00%      May 1, 2016      June 30, 2018
   Class B Shares                                Contractual      2.75%      May 1, 2016      June 30, 2018
   Class C Shares                                Contractual      2.75%      May 1, 2016      June 30, 2018
   Class R Shares                                Contractual      2.25%      May 1, 2016      June 30, 2018
   Class R5 Shares                               Contractual      1.75%      May 1, 2016      June 30, 2018
   Class R6 Shares                               Contractual      1.75%     April 4, 2017     June 30, 2018
   Class Y Shares                                Contractual      1.75%      May 1, 2016      June 30, 2018

Invesco Growth Allocation Fund
   Class A Shares                                Contractual      2.00%      July 1, 2012     June 30, 2018
   Class B Shares                                Contractual      2.75%      July 1, 2012     June 30, 2018
   Class C Shares                                Contractual      2.75%      July 1, 2012     June 30, 2018
   Class R Shares                                Contractual      2.25%      July 1, 2012     June 30, 2018
   Class R5 Shares                               Contractual      1.75%      July 1, 2012     June 30, 2018
   Class R6 Shares                               Contractual      1.75%     April 4, 2017     June 30, 2018
   Class S Shares                                Contractual      1.90%      July 1, 2012     June 30, 2018
   Class Y Shares                                Contractual      1.75%      July 1, 2012     June 30, 2018

See page 18 for footnotes to Exhibit A.

                                  CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                               VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                              ------------  --------------------- ------------------- ------------------

Invesco Income Allocation Fund
   Class A Shares                 Contractual          0.25%             May 1, 2012       April 30, 2019
   Class B Shares                 Contractual          1.00%             May 1, 2012       April 30, 2019
   Class C Shares                 Contractual          1.00%             May 1, 2012       April 30, 2019
   Class R Shares                 Contractual          0.50%             May 1, 2012       April 30, 2019
   Class R5 Shares                Contractual          0.00%             May 1, 2012       April 30, 2019
   Class R6 Shares                Contractual          0.00%            April 4, 2017      April 30, 2019
   Class Y Shares                 Contractual          0.00%             May 1, 2012       April 30, 2019

Invesco International Allocation
  Fund
   Class A Shares                 Contractual          2.25%             May 1, 2012        June 30, 2018
   Class B Shares                 Contractual          3.00%             May 1, 2012        June 30, 2018
   Class C Shares                 Contractual          3.00%             May 1, 2012        June 30, 2018
   Class R Shares                 Contractual          2.50%             May 1, 2012        June 30, 2018
   Class R5 Shares                Contractual          2.00%             May 1, 2012        June 30, 2018
   Class R6 Shares                Contractual          2.00%            April 4, 2017       June 30, 2018
   Class Y Shares                 Contractual          2.00%             May 1, 2012        June 30, 2018

Invesco Mid Cap Core Equity
  Fund
   Class A Shares                 Contractual          2.00%             July 1, 2009       June 30, 2018
   Class B Shares                 Contractual          2.75%             July 1, 2009       June 30, 2018
   Class C Shares                 Contractual          2.75%             July 1, 2009       June 30, 2018
   Class R Shares                 Contractual          2.25%             July 1, 2009       June 30, 2018
   Class R5 Shares                Contractual          1.75%             July 1, 2009       June 30, 2018
   Class R6 Shares                Contractual          1.75%          September 24, 2012    June 30, 2018
   Class Y Shares                 Contractual          1.75%             July 1, 2009       June 30, 2018

Invesco Moderate Allocation Fund
   Class A Shares                 Contractual          1.50%             July 1, 2012       June 30, 2018
   Class B Shares                 Contractual          2.25%             July 1, 2012       June 30, 2018
   Class C Shares                 Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R Shares                 Contractual          1.75%             July 1, 2012       June 30, 2018
   Class R5 Shares                Contractual          1.25%             July 1, 2012       June 30, 2018
   Class R6 Shares                Contractual          1.25%            April 4, 2017       June 30, 2018
   Class S Shares                 Contractual          1.40%             July 1, 2012       June 30, 2018
   Class Y Shares                 Contractual          1.25%             July 1, 2012       June 30, 2018

Invesco Multi-Asset Inflation
  Fund
   Class A Shares                 Contractual   1.02% less net AFFE*   January 1, 2017     April 30, 2019
   Class C Shares                 Contractual   1.77% less net AFFE*   January 1, 2017     April 30, 2019
   Class R Shares                 Contractual   1.27% less net AFFE*   January 1, 2017     April 30, 2019
   Class R5 Shares                Contractual   0.77% less net AFFE*   January 1, 2017     April 30, 2019
   Class R6 Shares                Contractual   0.77% less net AFFE*   January 1, 2017     April 30, 2019
   Class Y Shares                 Contractual   0.77% less net AFFE*   January 1, 2017     April 30, 2019

Invesco Peak Retirement(TM) 2015
  Fund
   Class A Shares                 Contractual   0.81% less net AFFE*  December 18, 2017   December 31, 2019
   Class C Shares                 Contractual   1.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R Shares                 Contractual   1.06% less net AFFE*  December 18, 2017   December 31, 2019
   Class R5 Shares                Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R6 Shares                Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class Y Shares                 Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019

Invesco Peak Retirement(TM) 2020
  Fund
   Class A Shares                 Contractual   0.81% less net AFFE*  December 18, 2017   December 31, 2019
   Class C Shares                 Contractual   1.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R Shares                 Contractual   1.06% less net AFFE*  December 18, 2017   December 31, 2019
   Class R5 Shares                Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R6 Shares                Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class Y Shares                 Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019

See page 18 for footnotes to Exhibit A.

                                         CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                     ------------ -------------------- ----------------- -----------------

Invesco Peak Retirement/(TM)/ 2025 Fund
   Class A Shares                        Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement/(TM)/ 2030 Fund
   Class A Shares                        Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement/(TM)/ 2035 Fund
   Class A Shares                        Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement/(TM)/ 2040 Fund
   Class A Shares                        Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement/(TM)/ 2045 Fund
   Class A Shares                        Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement/(TM)/ 2050 Fund
   Class A Shares                        Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement/(TM)/ 2055 Fund
   Class A Shares                        Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement/(TM)/ 2060 Fund
   Class A Shares                        Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

See page 18 for footnotes to Exhibit A.

                                       CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                   ------------ --------------------  ------------------ -----------------

Invesco Peak Retirement(TM) 2065 Fund
   Class A Shares                      Contractual  0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual  1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual  1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) Now Fund
   Class A Shares                      Contractual  0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual  1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual  1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Quality Income Fund
   Class A Shares                      Contractual          1.50%            July 1, 2012      June 30, 2018
   Class B Shares                      Contractual          2.25%            July 1, 2012      June 30, 2018
   Class C Shares                      Contractual          2.25%            July 1, 2012      June 30, 2018
   Class R5 Shares                     Contractual          1.25%            July 1, 2012      June 30, 2018
   Class R6 Shares                     Contractual          1.25%           April 4, 2017      June 30, 2018
   Class Y Shares                      Contractual          1.25%            July 1, 2012      June 30, 2018

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual          2.00%            July 1, 2009      June 30, 2018
   Class B Shares                      Contractual          2.75%            July 1, 2009      June 30, 2018
   Class C Shares                      Contractual          2.75%            July 1, 2009      June 30, 2018
   Class R Shares                      Contractual          2.25%            July 1, 2009      June 30, 2018
   Class R5 Shares                     Contractual          1.75%            July 1, 2009      June 30, 2018
   Class R6 Shares                     Contractual          1.75%         September 24, 2012   June 30, 2018
   Class Y Shares                      Contractual          1.75%            July 1, 2009      June 30, 2018
   Investor Class Shares               Contractual          2.00%            July 1, 2009      June 30, 2018

                     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                       CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                   ------------ --------------------  ------------------ -----------------

Invesco Asia Pacific Growth Fund
   Class A Shares                      Contractual          2.25%            July 1, 2009      June 30, 2018
   Class B Shares                      Contractual          3.00%            July 1, 2009      June 30, 2018
   Class C Shares                      Contractual          3.00%            July 1, 2009      June 30, 2018
   Class R6 Shares                     Contractual          2.00%           April 4, 2017      June 30, 2018
   Class Y Shares                      Contractual          2.00%            July 1, 2009      June 30, 2018

Invesco European Growth Fund
   Class A Shares                      Contractual          2.25%            July 1, 2009      June 30, 2018
   Class B Shares                      Contractual          3.00%            July 1, 2009      June 30, 2018
   Class C Shares                      Contractual          3.00%            July 1, 2009      June 30, 2018
   Class R Shares                      Contractual          2.50%            July 1, 2009      June 30, 2018
   Class R6 Shares                     Contractual          2.00%           April 4, 2017      June 30, 2018
   Class Y Shares                      Contractual          2.00%            July 1, 2009      June 30, 2018
   Investor Class Shares               Contractual          2.25%            July 1, 2009      June 30, 2018

Invesco Global Growth Fund
   Class A Shares                      Contractual          1.22%          January 1, 2017   February 28, 2019
   Class B Shares                      Contractual          1.97%          January 1, 2017   February 28, 2019
   Class C Shares                      Contractual          1.97%          January 1, 2017   February 28, 2019
   Class R5 Shares                     Contractual          0.97%          January 1, 2017   February 28, 2019
   Class R6 Shares                     Contractual          0.97%          January 1, 2017   February 28, 2019
   Class Y Shares                      Contractual          0.97%          January 1, 2017   February 28, 2019

See page 18 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- -----------------

Invesco Global Opportunities Fund
   Class A Shares                                  Contractual     1.02%    January 1, 2017  February 28, 2019
   Class C Shares                                  Contractual     1.77%    January 1, 2017  February 28, 2019
   Class R Shares                                  Contractual     1.27%    January 1, 2017  February 28, 2019
   Class R5 Shares                                 Contractual     0.77%    January 1, 2017  February 28, 2019
   Class R6 Shares                                 Contractual     0.77%    January 1, 2017  February 28, 2019
   Class Y Shares                                  Contractual     0.77%    January 1, 2017  February 28, 2019

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                  Contractual     2.25%     July 1, 2009      June 30, 2018
   Class B Shares                                  Contractual     3.00%     July 1, 2009      June 30, 2018
   Class C Shares                                  Contractual     3.00%     July 1, 2009      June 30, 2018
   Class R5 Shares                                 Contractual     2.00%     July 1, 2009      June 30, 2018
   Class R6 Shares                                 Contractual     2.00%     April 4, 2017     June 30, 2018
   Class Y Shares                                  Contractual     2.00%     July 1, 2009      June 30, 2018

Invesco Global Responsibility Equity Fund
   Class A Shares                                  Contractual     0.85%     June 30, 2016   February 28, 2019
   Class C Shares                                  Contractual     1.60%     June 30, 2016   February 28, 2019
   Class R Shares                                  Contractual     1.10%     June 30, 2016   February 28, 2019
   Class R5 Shares                                 Contractual     0.60%     June 30, 2016   February 28, 2019
   Class R6 Shares                                 Contractual     0.60%     June 30, 2016   February 28, 2019
   Class Y Shares                                  Contractual     0.60%     June 30, 2016   February 28, 2019

Invesco International Companies Fund
   Class A Shares                                  Contractual     1.12%    January 1, 2017  February 28, 2019
   Class C Shares                                  Contractual     1.87%    January 1, 2017  February 28, 2019
   Class R Shares                                  Contractual     1.37%    January 1, 2017  February 28, 2019
   Class R5 Shares                                 Contractual     0.87%    January 1, 2017  February 28, 2019
   Class R6 Shares                                 Contractual     0.87%    January 1, 2017  February 28, 2019
   Class Y Shares                                  Contractual     0.87%    January 1, 2017  February 28, 2019

Invesco International Core Equity Fund
   Class A Shares                                  Contractual     1.12%    January 1, 2017  February 28, 2019
   Class B Shares                                  Contractual     1.87%    January 1, 2017  February 28, 2019
   Class C Shares                                  Contractual     1.87%    January 1, 2017  February 28, 2019
   Class R Shares                                  Contractual     1.37%    January 1, 2017  February 28, 2019
   Class R5 Shares                                 Contractual     0.87%    January 1, 2017  February 28, 2019
   Class R6 Shares                                 Contractual     0.87%    January 1, 2017  February 28, 2019
   Class Y Shares                                  Contractual     0.87%    January 1, 2017  February 28, 2019
   Investor Class Shares                           Contractual     1.12%    January 1, 2017  February 28, 2019

Invesco International Growth Fund
   Class A Shares                                  Contractual     2.25%     July 1, 2013      June 30, 2018
   Class B Shares                                  Contractual     3.00%     July 1, 2013      June 30, 2018
   Class C Shares                                  Contractual     3.00%     July 1, 2013      June 30, 2018
   Class R Shares                                  Contractual     2.50%     July 1, 2013      June 30, 2018
   Class R5 Shares                                 Contractual     2.00%     July 1, 2013      June 30, 2018
   Class R6 Shares                                 Contractual     2.00%     July 1, 2013      June 30, 2018
   Class Y Shares                                  Contractual     2.00%     July 1, 2013      June 30, 2018

Invesco Select Opportunities Fund
   Class A Shares                                  Contractual     1.02%    January 1, 2017  February 28, 2019
   Class C Shares                                  Contractual     1.77%    January 1, 2017  February 28, 2019
   Class R Shares                                  Contractual     1.27%    January 1, 2017  February 28, 2019
   Class R5 Shares                                 Contractual     0.77%    January 1, 2017  February 28, 2019
   Class R6 Shares                                 Contractual     0.77%    January 1, 2017  February 28, 2019
   Class Y Shares                                  Contractual     0.77%    January 1, 2017  February 28, 2019

See page 18 for footnotes to Exhibit A.

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------

Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual     1.50%    January 1, 2017   February 28, 2019
   Class C Shares                                 Contractual     2.25%    January 1, 2017   February 28, 2019
   Class R Shares                                 Contractual     1.75%    January 1, 2017   February 28, 2019
   Class R5 Shares                                Contractual     1.25%    January 1, 2017   February 28, 2019
   Class R6 Shares                                Contractual     1.25%    January 1, 2017   February 28, 2019
   Class Y Shares                                 Contractual     1.25%    January 1, 2017   February 28, 2019

Invesco Balanced-Risk Allocation Fund/2/
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2018
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2018
   Class R Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2018
   Class R5 Shares                                Contractual     1.75%      July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2018
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2018

Invesco Balanced-Risk Commodity Strategy Fund/3/
   Class A Shares                                 Contractual     2.00%      July 1, 2014      June 30, 2018
   Class B Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2018
   Class C Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2018
   Class R Shares                                 Contractual     2.25%      July 1, 2014      June 30, 2018
   Class R5 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2018
   Class R6 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2018
   Class Y Shares                                 Contractual     1.75%      July 1, 2014      June 30, 2018

Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2018
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2018
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2018
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2018
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2018
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2018

Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.33%    January 1, 2017   February 28, 2019
   Class C Shares                                 Contractual     2.08%    January 1, 2017   February 28, 2019
   Class R Shares                                 Contractual     1.58%    January 1, 2017   February 28, 2019
   Class R5 Shares                                Contractual     1.08%    January 1, 2017   February 28, 2019
   Class R6 Shares                                Contractual     1.08%    January 1, 2017   February 28, 2019
   Class Y Shares                                 Contractual     1.08%    January 1, 2017   February 28, 2019

Invesco Emerging Markets Flexible Bond Fund
   Class A Shares                                 Contractual     1.24%     June 14, 2010    February 28, 2019
   Class B Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2019
   Class C Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2019
   Class R Shares                                 Contractual     1.49%     June 14, 2010    February 28, 2019
   Class R5 Shares                                Contractual     0.99%     June 14, 2010    February 28, 2019
   Class R6 Shares                                Contractual     0.99%   September 24, 2012 February 28, 2019
   Class Y Shares                                 Contractual     0.99%     June 14, 2010    February 28, 2019

See page 18 for footnotes to Exhibit A.

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                               ------------ --------------------  ------------------ -----------------

Invesco Endeavor Fund
   Class A Shares                                  Contractual          2.00%            July 1, 2009      June 30, 2018
   Class B Shares                                  Contractual          2.75%            July 1, 2009      June 30, 2018
   Class C Shares                                  Contractual          2.75%            July 1, 2009      June 30, 2018
   Class R Shares                                  Contractual          2.25%            July 1, 2009      June 30, 2018
   Class R5 Shares                                 Contractual          1.75%            July 1, 2009      June 30, 2018
   Class R6 Shares                                 Contractual          1.75%         September 24, 2012   June 30, 2018
   Class Y Shares                                  Contractual          1.75%            July 1, 2009      June 30, 2018

Invesco Global Health Care Fund
   Class A Shares                                  Contractual          2.00%            July 1, 2012      June 30, 2018
   Class B Shares                                  Contractual          2.75%            July 1, 2012      June 30, 2018
   Class C Shares                                  Contractual          2.75%            July 1, 2012      June 30, 2018
   Class R6 Shares                                 Contractual          1.75%            July 1, 2012      June 30, 2018
   Class Y Shares                                  Contractual          1.75%           April 4, 2017      June 30, 2018
   Investor Class Shares                           Contractual          2.00%            July 1, 2012      June 30, 2018

Invesco Global Infrastructure Fund
   Class A Shares                                  Contractual          1.28%          January 1, 2017   February 28, 2019
   Class C Shares                                  Contractual          2.03%          January 1, 2017   February 28, 2019
   Class R Shares                                  Contractual          1.53%          January 1, 2017   February 28, 2019
   Class R5 Shares                                 Contractual          1.03%          January 1, 2017   February 28, 2019
   Class R6 Shares                                 Contractual          1.03%          January 1, 2017   February 28, 2019
   Class Y Shares                                  Contractual          1.03%          January 1, 2017   February 28, 2019

Invesco Global Market Neutral Fund
   Class A Shares                                  Contractual          1.50%          January 1, 2017   February 28, 2019
   Class C Shares                                  Contractual          2.25%          January 1, 2017   February 28, 2019
   Class R Shares                                  Contractual          1.75%          January 1, 2017   February 28, 2019
   Class R5 Shares                                 Contractual          1.25%          January 1, 2017   February 28, 2019
   Class R6 Shares                                 Contractual          1.25%          January 1, 2017   February 28, 2019
   Class Y Shares                                  Contractual          1.25%          January 1, 2017   February 28, 2019

Invesco Global Targeted Returns Fund/4/
   Class A Shares                                  Contractual  1.44% less net AFFE*   January 1, 2017   February 28, 2019
   Class C Shares                                  Contractual  2.19% less net AFFE*   January 1, 2017   February 28, 2019
   Class R Shares                                  Contractual  1.69% less net AFFE*   January 1, 2017   February 28, 2019
   Class R5 Shares                                 Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2019
   Class R6 Shares                                 Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2019
   Class Y Shares                                  Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2019

Invesco Greater China Fund
   Class A Shares                                  Contractual          2.25%            July 1, 2009      June 30, 2018
   Class B Shares                                  Contractual          3.00%            July 1, 2009      June 30, 2018
   Class C Shares                                  Contractual          3.00%            July 1, 2009      June 30, 2018
   Class R5 Shares                                 Contractual          2.00%            July 1, 2009      June 30, 2018
   Class R6 Shares                                 Contractual          2.00%           April 4, 2017      June 30, 2018
   Class Y Shares                                  Contractual          2.00%            July 1, 2009      June 30, 2018

Invesco Long/Short Equity Fund
   Class A Shares                                  Contractual          1.59%          January 1, 2017   February 28, 2019
   Class C Shares                                  Contractual          2.34%          January 1, 2017   February 28, 2019
   Class R Shares                                  Contractual          1.84%          January 1, 2017   February 28, 2019
   Class R5 Shares                                 Contractual          1.34%          January 1, 2017   February 28, 2019
   Class R6 Shares                                 Contractual          1.34%          January 1, 2017   February 28, 2019
   Class Y Shares                                  Contractual          1.34%          January 1, 2017   February 28, 2019

See page 18 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- -----------------

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                                  Contractual     1.33%    January 1, 2017  February 28, 2019
   Class C Shares                                  Contractual     2.08%    January 1, 2017  February 28, 2019
   Class R Shares                                  Contractual     1.58%    January 1, 2017  February 28, 2019
   Class R5 Shares                                 Contractual     1.08%    January 1, 2017  February 28, 2019
   Class R6 Shares                                 Contractual     1.08%    January 1, 2017  February 28, 2019
   Class Y Shares                                  Contractual     1.08%    January 1, 2017  February 28, 2019

Invesco MLP Fund
   Class A Shares                                  Contractual     1.28%    January 1, 2017  February 28, 2019
   Class C Shares                                  Contractual     2.03%    January 1, 2017  February 28, 2019
   Class R Shares                                  Contractual     1.53%    January 1, 2017  February 28, 2019
   Class R5 Shares                                 Contractual     1.03%    January 1, 2017  February 28, 2019
   Class R6 Shares                                 Contractual     1.03%    January 1, 2017  February 28, 2019
   Class Y Shares                                  Contractual     1.03%    January 1, 2017  February 28, 2019

Invesco Macro Allocation Strategy Fund/5/
   Class A Shares                                  Contractual     1.44%    January 1, 2017  February 28, 2019
   Class C Shares                                  Contractual     2.19%    January 1, 2017  February 28, 2019
   Class R Shares                                  Contractual     1.69%    January 1, 2017  February 28, 2019
   Class R5 Shares                                 Contractual     1.19%    January 1, 2017  February 28, 2019
   Class R6 Shares                                 Contractual     1.19%    January 1, 2017  February 28, 2019
   Class Y Shares                                  Contractual     1.19%    January 1, 2017  February 28, 2019

Invesco Multi-Asset Income Fund
   Class A Shares                                  Contractual     0.85%    January 1, 2017  February 28, 2019
   Class C Shares                                  Contractual     1.60%    January 1, 2017  February 28, 2019
   Class R Shares                                  Contractual     1.10%    January 1, 2017  February 28, 2019
   Class R5 Shares                                 Contractual     0.60%    January 1, 2017  February 28, 2019
   Class R6 Shares                                 Contractual     0.60%    January 1, 2017  February 28, 2019
   Class Y Shares                                  Contractual     0.60%    January 1, 2017  February 28, 2019

Invesco Pacific Growth Fund
   Class A Shares                                  Contractual     2.25%     July 1, 2012      June 30, 2018
   Class B Shares                                  Contractual     3.00%     July 1, 2012      June 30, 2018
   Class C Shares                                  Contractual     3.00%     July 1, 2012      June 30, 2018
   Class R Shares                                  Contractual     2.50%     July 1, 2012      June 30, 2018
   Class R5 Shares                                 Contractual     2.00%     July 1, 2012      June 30, 2018
   Class R6 Shares                                 Contractual     2.00%     April 4, 2017     June 30, 2018
   Class Y Shares                                  Contractual     2.00%     July 1, 2012      June 30, 2018

Invesco Select Companies Fund
   Class A Shares                                  Contractual     2.00%     July 1, 2009      June 30, 2018
   Class B Shares                                  Contractual     2.75%     July 1, 2009      June 30, 2018
   Class C Shares                                  Contractual     2.75%     July 1, 2009      June 30, 2018
   Class R Shares                                  Contractual     2.25%     July 1, 2009      June 30, 2018
   Class R5 Shares                                 Contractual     1.75%     July 1, 2009      June 30, 2018
   Class R6 Shares                                 Contractual     1.75%     April 4, 2017     June 30, 2018
   Class Y Shares                                  Contractual     1.75%     July 1, 2009      June 30, 2018

Invesco U.S. Managed Volatility Fund
   Class R6 Shares                                 Contractual     0.15%   December 18, 2017 December 31, 2019

Invesco World Bond Fund
   Class A Shares                                  Contractual     0.94%   December 1, 2016  February 28, 2019
   Class B Shares                                  Contractual     1.69%   December 1, 2016  February 28, 2019
   Class C Shares                                  Contractual     1.69%   December 1, 2016  February 28, 2019
   Class R5 Shares                                 Contractual     0.69%   December 1, 2016  February 28, 2019
   Class R6 Shares                                 Contractual     0.69%   December 1, 2016  February 28, 2019
   Class Y Shares                                  Contractual     0.69%   December 1, 2016  February 28, 2019

See page 18 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ------------------ -------------

Invesco Corporate Bond Fund
   Class A Shares                                Contractual    1.50%       July 1, 2012    June 30, 2018
   Class B Shares                                Contractual    2.25%       July 1, 2012    June 30, 2018
   Class C Shares                                Contractual    2.25%       July 1, 2012    June 30, 2018
   Class R Shares                                Contractual    1.75%       July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual    1.25%       July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual    1.25%    September 24, 2012 June 30, 2018
   Class Y Shares                                Contractual    1.25%       July 1, 2012    June 30, 2018

Invesco Global Real Estate Fund
   Class A Shares                                Contractual    2.00%       July 1, 2009    June 30, 2018
   Class B Shares                                Contractual    2.75%       July 1, 2009    June 30, 2018
   Class C Shares                                Contractual    2.75%       July 1, 2009    June 30, 2018
   Class R Shares                                Contractual    2.25%       July 1, 2009    June 30, 2018
   Class R5 Shares                               Contractual    1.75%       July 1, 2009    June 30, 2018
   Class R6 Shares                               Contractual    1.75%    September 24, 2012 June 30, 2018
   Class Y Shares                                Contractual    1.75%       July 1, 2009    June 30, 2018

Invesco High Yield Fund
   Class A Shares                                Contractual    1.50%       July 1, 2013    June 30, 2018
   Class B Shares                                Contractual    2.25%       July 1, 2013    June 30, 2018
   Class C Shares                                Contractual    2.25%       July 1, 2013    June 30, 2018
   Class R5 Shares                               Contractual    1.25%       July 1, 2013    June 30, 2018
   Class R6 Shares                               Contractual    1.25%       July 1, 2013    June 30, 2018
   Class Y Shares                                Contractual    1.25%       July 1, 2013    June 30, 2018
   Investor Class Shares                         Contractual    1.50%       July 1, 2013    June 30, 2018

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                Contractual    0.55%    December 31, 2015  June 30, 2018
   Class A2 Shares                               Contractual    0.45%    December 31, 2015  June 30, 2018
   Class R5 Shares                               Contractual    0.30%    December 31, 2015  June 30, 2018
   Class R6 Shares                               Contractual    0.30%    December 31, 2015  June 30, 2018
   Class Y Shares                                Contractual    0.30%    December 31, 2015  June 30, 2018

Invesco Real Estate Fund
   Class A Shares                                Contractual    2.00%       July 1, 2012    June 30, 2018
   Class B Shares                                Contractual    2.75%       July 1, 2012    June 30, 2018
   Class C Shares                                Contractual    2.75%       July 1, 2012    June 30, 2018
   Class R Shares                                Contractual    2.25%       July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual    1.75%       July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual    1.75%    September 24, 2012 June 30, 2018
   Class Y Shares                                Contractual    1.75%       July 1, 2012    June 30, 2018
   Investor Class Shares                         Contractual    2.00%       July 1, 2012    June 30, 2018

Invesco Short Term Bond Fund
   Class A Shares                                Contractual    1.40%       July 1, 2013    June 30, 2018
   Class C Shares                                Contractual    1.75%/6/    July 1, 2013    June 30, 2018
   Class R Shares                                Contractual    1.75%       July 1, 2013    June 30, 2018
   Class R5 Shares                               Contractual    1.25%       July 1, 2013    June 30, 2018
   Class R6 Shares                               Contractual    1.25%       July 1, 2013    June 30, 2018
   Class Y Shares                                Contractual    1.25%       July 1, 2013    June 30, 2018

Invesco U.S. Government Fund
   Class A Shares                                Contractual    1.50%       July 1, 2012    June 30, 2018
   Class B Shares                                Contractual    2.25%       July 1, 2012    June 30, 2018
   Class C Shares                                Contractual    2.25%       July 1, 2012    June 30, 2018
   Class R Shares                                Contractual    1.75%       July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual    1.25%       July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual    1.25%      April 4, 2017    June 30, 2018
   Class Y Shares                                Contractual    1.25%       July 1, 2012    June 30, 2018
   Investor Class Shares                         Contractual    1.50%       July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                    Contractual     2.00%      July 1, 2013    June 30, 2018
   Class B Shares                    Contractual     2.75%      July 1, 2013    June 30, 2018
   Class C Shares                    Contractual     2.75%      July 1, 2013    June 30, 2018
   Class R Shares                    Contractual     2.25%      July 1, 2013    June 30, 2018
   Class R5 Shares                   Contractual     1.75%      July 1, 2013    June 30, 2018
   Class R6 Shares                   Contractual     1.75%      July 1, 2013    June 30, 2018
   Class Y Shares                    Contractual     1.75%      July 1, 2013    June 30, 2018

Invesco Comstock Fund
   Class A Shares                    Contractual     2.00%      July 1, 2012    June 30, 2018
   Class B Shares                    Contractual     2.75%      July 1, 2012    June 30, 2018
   Class C Shares                    Contractual     2.75%      July 1, 2012    June 30, 2018
   Class R Shares                    Contractual     2.25%      July 1, 2012    June 30, 2018
   Class R5 Shares                   Contractual     1.75%      July 1, 2012    June 30, 2018
   Class R6 Shares                   Contractual     1.75%   September 24, 2012 June 30, 2018
   Class Y Shares                    Contractual     1.75%      July 1, 2012    June 30, 2018

Invesco Energy Fund
   Class A Shares                    Contractual     2.00%      July 1, 2009    June 30, 2018
   Class B Shares                    Contractual     2.75%      July 1, 2009    June 30, 2018
   Class C Shares                    Contractual     2.75%      July 1, 2009    June 30, 2018
   Class R5 Shares                   Contractual     1.75%      July 1, 2009    June 30, 2018
   Class R6 Shares                   Contractual     1.75%     April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual     1.75%      July 1, 2009    June 30, 2018
   Investor Class Shares             Contractual     2.00%      July 1, 2009    June 30, 2018

Invesco Dividend Income Fund
   Class A Shares                    Contractual     2.00%   September 1, 2016  June 30, 2018
   Class B Shares                    Contractual     2.75%   September 1, 2016  June 30, 2018
   Class C Shares                    Contractual     2.75%   September 1, 2016  June 30, 2018
   Class R5 Shares                   Contractual     1.75%   September 1, 2016  June 30, 2018
   Class R6 Shares                   Contractual     1.75%   September 1, 2016  June 30, 2018
   Class Y Shares                    Contractual     1.75%   September 1, 2016  June 30, 2018
   Investor Class Shares             Contractual     2.00%   September 1, 2016  June 30, 2018

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%      July 1, 2009    June 30, 2018
   Class B Shares                    Contractual     2.75%      July 1, 2009    June 30, 2018
   Class C Shares                    Contractual     2.75%      July 1, 2009    June 30, 2018
   Class R6 Shares                   Contractual     1.75%     April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual     1.75%      July 1, 2009    June 30, 2018
   Investor Class Shares             Contractual     2.00%      July 1, 2009    June 30, 2018

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     2.00%     August 1, 2015   June 30, 2018
   Class B Shares                    Contractual     2.75%     August 1, 2015   June 30, 2018
   Class C Shares                    Contractual     2.75%     August 1, 2015   June 30, 2018
   Class R Shares                    Contractual     2.25%     August 1, 2015   June 30, 2018
   Class R5 Shares                   Contractual     1.75%     August 1, 2015   June 30, 2018
   Class R6 Shares                   Contractual     1.75%     August 1, 2015   June 30, 2018
   Class Y Shares                    Contractual     1.75%     August 1, 2015   June 30, 2018

Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%      July 1, 2012    June 30, 2018
   Class B Shares                    Contractual     2.75%      July 1, 2012    June 30, 2018
   Class C Shares                    Contractual     2.75%      July 1, 2012    June 30, 2018
   Class R6 Shares                   Contractual     1.75%    February 7, 2017  June 30, 2018
   Class Y Shares                    Contractual     1.75%      July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.

                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                              ------------ ---------- ----------------- -------------
Invesco Technology Fund
   Class A Shares                 Contractual     2.00%     July 1, 2012    June 30, 2018
   Class B Shares                 Contractual     2.75%     July 1, 2012    June 30, 2018
   Class C Shares                 Contractual     2.75%     July 1, 2012    June 30, 2018
   Class R5 Shares                Contractual     1.75%     July 1, 2012    June 30, 2018
   Class R6 Shares                Contractual     1.75%     April 4, 2017   June 30, 2018
   Class Y Shares                 Contractual     1.75%     July 1, 2012    June 30, 2018
   Investor Class Shares          Contractual     2.00%     July 1, 2012    June 30, 2018

Invesco Technology Sector Fund
   Class A Shares                 Contractual     2.00%   February 12, 2010 June 30, 2018
   Class B Shares                 Contractual     2.75%   February 12, 2010 June 30, 2018
   Class C Shares                 Contractual     2.75%   February 12, 2010 June 30, 2018
   Class Y Shares                 Contractual     1.75%   February 12, 2010 June 30, 2018

Invesco Value Opportunities Fund
   Class A Shares                 Contractual     2.00%     July 1, 2012    June 30, 2018
   Class B Shares                 Contractual     2.75%     July 1, 2012    June 30, 2018
   Class C Shares                 Contractual     2.75%     July 1, 2012    June 30, 2018
   Class R Shares                 Contractual     2.25%     July 1, 2012    June 30, 2018
   Class R5 Shares                Contractual     1.75%     July 1, 2012    June 30, 2018
   Class R6 Shares                Contractual     1.75%     April 4, 2017   June 30, 2018
   Class Y Shares                 Contractual     1.75%     July 1, 2012    June 30, 2018

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)


                                                 Contractual/  Expense   Effective Date of  Expiration
Fund                                              Voluntary   Limitation   Current Limit       Date
----                                             ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2018
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2018
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2018
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual     1.25%     April 4, 2017   June 30, 2018
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2018

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.84%     July 1, 2016    June 30, 2018
   Class B Shares                                Contractual     1.59%     July 1, 2016    June 30, 2018
   Class C Shares                                Contractual     1.59%     July 1, 2016    June 30, 2018
   Class R6 Shares                               Contractual     0.59%     April 4, 2017   June 30, 2018
   Class Y Shares                                Contractual     0.59%     July 1, 2016    June 30, 2018

Invesco Municipal Income Fund                                              July 1, 2013
   Class A Shares                                Contractual     1.50%     July 1, 2013    June 30, 2018
   Class B Shares                                Contractual     2.25%     July 1, 2013    June 30, 2018
   Class C Shares                                Contractual     2.25%     April 4, 2017   June 30, 2018
   Class R6 Shares                               Contractual     1.25%     July 1, 2013    June 30, 2018
   Class Y Shares                                Contractual     1.25%       July 15,      June 30, 2018
   Investor Class                                Contractual     1.50%         2013        June 30, 2018

Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2018
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2018
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2018
   Class R6 Shares                               Contractual     1.25%     April 4, 2017   June 30, 2018
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.

                                            Contractual/  Expense   Effective Date of  Expiration
Fund                                         Voluntary   Limitation   Current Limit       Date
----                                        ------------ ---------- ----------------- -------------
Invesco Limited Term Municipal Income Fund
   Class A Shares                           Contractual     1.50%     July 1, 2012    June 30, 2018
   Class A2 Shares                          Contractual     1.25%     July 1, 2012    June 30, 2018
   Class C Shares                           Contractual     2.25%     June 30, 2013   June 30, 2018
   Class R5 Shares                          Contractual     1.25%     July 1, 2012    June 30, 2018
   Class R6 Shares                          Contractual     1.25%     April 4, 2017   June 30, 2018
   Class Y Shares                           Contractual     1.25%     July 1, 2012    June 30, 2018

                           INVESCO MANAGEMENT TRUST

                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                              ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
       Institutional Class        Contractual     0.30%    January 1, 2018  December 31, 2018

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     0.94%    January 1, 2017  February 28, 2019

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- -----------------
Invesco Government & Agency Portfolio
   Cash Management Class                           Contractual     0.26%     June 1, 2016    December 31, 2018
   Corporate Class                                 Contractual     0.21%     June 1, 2016    December 31, 2018
   Institutional Class                             Contractual     0.18%     June 1, 2016    December 31, 2018
   Personal Investment Class                       Contractual     0.73%     June 1, 2016    December 31, 2018
   Private Investment Class                        Contractual     0.48%     June 1, 2016    December 31, 2018
   Reserve Class                                   Contractual     1.05%     June 1, 2016    December 31, 2018
   Resource Class                                  Contractual     0.34%     June 1, 2016    December 31, 2018

Invesco Liquid Assets Portfolio
   Cash Management Class                           Contractual     0.26%     June 1, 2016    December 31, 2018
   Corporate Class                                 Contractual     0.21%     June 1, 2016    December 31, 2018
   Institutional Class                             Contractual     0.18%     June 1, 2016    December 31, 2018
   Personal Investment Class                       Contractual     0.73%     June 1, 2016    December 31, 2018
   Private Investment Class                        Contractual     0.48%     June 1, 2016    December 31, 2018
   Reserve Class                                   Contractual     1.05%     June 1, 2016    December 31, 2018
   Resource Class                                  Contractual     0.38%     June 1, 2016    December 31, 2018

Invesco STIC Prime Portfolio
   Cash Management Class                           Contractual     0.26%     June 1, 2016    December 31, 2018
   Corporate Class                                 Contractual     0.21%     June 1, 2016    December 31, 2018
   Institutional Class                             Contractual     0.18%     June 1, 2016    December 31, 2018
   Personal Investment Class                       Contractual     0.73%     June 1, 2016    December 31, 2018
   Private Investment Class                        Contractual     0.48%     June 1, 2016    December 31, 2018
   Reserve Class                                   Contractual     1.05%     June 1, 2016    December 31, 2018
   Resource Class                                  Contractual     0.34%     June 1, 2016    December 31, 2018

Invesco Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class                           Contractual     0.28%     June 1, 2016    December 31, 2018
   Corporate Class                                 Contractual     0.23%     June 1, 2016    December 31, 2018
   Institutional Class                             Contractual     0.20%     June 1, 2016    December 31, 2018
   Personal Investment Class                       Contractual     0.75%     June 1, 2016    December 31, 2018
   Private Investment Class                        Contractual     0.45%     June 1, 2016    December 31, 2018
   Reserve Class                                   Contractual     1.07%     June 1, 2016    December 31, 2018
   Resource Class                                  Contractual     0.36%     June 1, 2016    December 31, 2018

Invesco Treasury Obligations Portfolio
   Cash Management Class                           Contractual     0.26%     June 1, 2016    December 31, 2018
   Corporate Class                                 Contractual     0.21%     June 1, 2016    December 31, 2018
   Institutional Class                             Contractual     0.18%     June 1, 2016    December 31, 2018
   Personal Investment Class                       Contractual     0.73%     June 1, 2016    December 31, 2018
   Private Investment Class                        Contractual     0.43%     June 1, 2016    December 31, 2018
   Reserve Class                                   Contractual     1.05%     June 1, 2016    December 31, 2018
   Resource Class                                  Contractual     0.34%     June 1, 2016    December 31, 2018

Invesco Treasury Portfolio
   Cash Management Class                           Contractual     0.26%     June 1, 2016    December 31, 2018
   Corporate Class                                 Contractual     0.21%     June 1, 2016    December 31, 2018
   Institutional Class                             Contractual     0.18%     June 1, 2016    December 31, 2018
   Personal Investment Class                       Contractual     0.73%     June 1, 2016    December 31, 2018
   Private Investment Class                        Contractual     0.48%     June 1, 2016    December 31, 2018
   Reserve Class                                   Contractual     1.05%     June 1, 2016    December 31, 2018
   Resource Class                                  Contractual     0.34%     June 1, 2016    December 31, 2018

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE           EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION           CURRENT LIMIT        DATE
----                                           ------------ ----------              ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual            2.00%           July 1, 2014    June 30, 2018
   Series II Shares                            Contractual            2.25%           July 1, 2014    June 30, 2018

Invesco V.I. American Value Fund
   Series I Shares                             Contractual            2.00%           July 1, 2012    June 30, 2018
   Series II Shares                            Contractual            2.25%           July 1, 2012    June 30, 2018

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual     0.80% less net AFFE*   May 1, 2014     April 30, 2019
   Series II Shares                            Contractual     1.05% less net AFFE*   May 1, 2014     April 30, 2019

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual            0.78%           May 1, 2013     April 30, 2019
   Series II Shares                            Contractual            1.03%           May 1, 2013     April 30, 2019

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual            2.00%           May 1, 2013     June 30, 2018
   Series II Shares                            Contractual            2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual            0.61%          April 30, 2015   April 30, 2019
   Series II Shares                            Contractual            0.86%          April 30, 2015   April 30, 2019

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual            2.00%           May 1, 2013     June 30, 2018
   Series II Shares                            Contractual            2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual            2.00%           July 1, 2012    June 30, 2018
   Series II Shares                            Contractual            2.25%           July 1, 2012    June 30, 2018

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual            1.50%           July 1, 2012    June 30, 2018
   Series II Shares                            Contractual            1.75%           July 1, 2012    June 30, 2018

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual            2.25%           July 1, 2012    June 30, 2018
   Series II Shares                            Contractual            2.50%           July 1, 2012    June 30, 2018

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual            2.00%           May 1. 2013     June 30, 2018
   Series II Shares                            Contractual            2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual            2.00%           May 1. 2013     June 30, 2018
   Series II Shares                            Contractual            2.25%           May 1, 2013     June 30, 2018

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                         Contractual     1.50%     May 1, 2013     June 30, 2018
   Series II Shares                        Contractual     1.75%     May 1, 2013     June 30, 2018

Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual     1.50%     May 1, 2013     June 30, 2018
   Series II Shares                        Contractual     1.75%     May 1, 2013     June 30, 2018

Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual     0.78%     May 1. 2013     April 30, 2019
   Series II Shares                        Contractual     1.03%     May 1, 2013     April 30, 2019

Invesco V.I. High Yield Fund
   Series I Shares                         Contractual     1.50%     May 1, 2014     June 30, 2018
   Series II Shares                        Contractual     1.75%     May 1, 2014     June 30, 2018

Invesco V.I. International Growth Fund
   Series I Shares                         Contractual     2.25%     July 1, 2012    June 30, 2018
   Series II Shares                        Contractual     2.50%     July 1, 2012    June 30, 2018

Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual     2.00%     May 1, 2015     June 30, 2018
   Series II Shares                        Contractual     2.25%     May 1, 2015     June 30, 2018

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual     2.00%     May 1. 2013     June 30, 2018
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2018

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual     2.00%     July 1, 2014    June 30, 2018
   Series II Shares                        Contractual     2.25%     July 1, 2014    June 30, 2018

Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual     2.00%     July 1, 2012    June 30, 2018
   Series II Shares                        Contractual     2.25%     July 1, 2012    June 30, 2018

Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual     2.00%     May 1. 2013     June 30, 2018
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2018

Invesco V.I. Technology Fund
   Series I Shares                         Contractual     2.00%     May 1. 2013     June 30, 2018
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2018

Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual     2.00%     May 1. 2013     June 30, 2018
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                                 Sub-Item 77Q1E

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income 2024 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR   INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND
SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)         INVESCO EXCHANGE FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)           INVESCO HIGH INCOME 2023 TARGET TERM FUND
AIM GROWTH SERIES (INVESCO GROWTH SERIES)       INVESCO HIGH INCOME 2024 TARGET TERM FUND
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO         INVESCO HIGH INCOME TRUST II
INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT        INVESCO MANAGEMENT TRUST
FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)         INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT        INVESCO MUNICIPAL TRUST
FUNDS)
AIM TREASURER'S SERIES TRUST (INVESCO           INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME
TREASURER'S SERIES TRUST)                       TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE  INVESCO QUALITY MUNICIPAL INCOME TRUST
INSURANCE FUNDS)
INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II     INVESCO SECURITIES TRUST
INVESCO BOND FUND                               INVESCO SENIOR INCOME TRUST
INVESCO CALIFORNIA VALUE MUNICIPAL INCOME       INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUST
                                                INVESCO TRUST FOR INVESTMENT GRADE NEW YORK
                                                MUNICIPALS
                                                INVESCO VALUE MUNICIPAL INCOME TRUST

       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                                    EXHIBIT A TO ADVISORY FEE MOA
   AIM COUNSELOR
   SERIES TRUST
(INVESCO COUNSELOR                                                                     EXPIRATION
   SERIES TRUST)               WAIVER DESCRIPTION               EFFECTIVE DATE            DATE
-------------------- ---------------------------------------  -------------------  -------------------
Invesco Strategic    Invesco will waive advisory fees in an
  Real Return Fund      amount equal to the advisory fees
                         earned on underlying affiliated
                                   investments                     4/30/2014           06/30/2019
  AIM INVESTMENT
  FUNDS (INVESCO                                                                       EXPIRATION
 INVESTMENT FUNDS              WAIVER DESCRIPTION               EFFECTIVE DATE            DATE
-------------------- ---------------------------------------  -------------------  -------------------
Invesco              Invesco will waive advisory fees in an
  Balanced-Risk         amount equal to the advisory fees
  Commodity              earned on underlying affiliated
  Strategy Fund                    investments                     02/24/15            06/30/2019

Invesco Global       Invesco will waive advisory fees in an
  Targeted Returns      amount equal to the advisory fees
  Fund                   earned on underlying affiliated
                                   investments                    12/17/2013           06/30/2019
  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                                   EXPIRATION
   SERIES TRUST)               WAIVER DESCRIPTION               EFFECTIVE DATE            DATE
-------------------- ---------------------------------------  -------------------  -------------------
Invesco Premier      Invesco will waive advisory fees in the
  Portfolio           amount of 0.07% of the Fund's average
                                daily net assets                   2/1/2011            12/31/2018

Invesco Premier      Invesco will waive advisory fees in the
  U.S. Government     amount of 0.07% of the Fund's average
  Money Portfolio               daily net assets                   2/1/2011            12/31/2018

Invesco Premier      Invesco will waive advisory fees in the
  Tax-Exempt          amount of 0.05% of the Fund's average
  Portfolio                     daily net assets                  06/01/2016           12/31/2018

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                       EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ------------------ ---------------
Invesco American Franchise Fund               February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund       February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                      June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010   June 30, 2019
Invesco Equity and Income Fund                February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                       July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund           July 1, 2007     June 30, 2019
Invesco Growth and Income Fund                February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund         July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                    February 12, 2010   June 30, 2019
Invesco Short Duration High Yield Municipal
  Fund                                        September 30, 2015  June 30, 2019
Invesco Small Cap Discovery Fund              February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund              April 30, 2014    June 30, 2019

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                         EFFECTIVE DATE COMMITTED UNTIL
---------                                         -------------- ---------------
Invesco Charter Fund                               July 1, 2007   June 30, 2019
Invesco Diversified Dividend Fund                  July 1, 2007   June 30, 2019
Invesco Summit Fund                                July 1, 2007   June 30, 2019

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco European Small Company Fund               July 1, 2007   June 30, 2019
Invesco Global Core Equity Fund                   July 1, 2007   June 30, 2019
Invesco International Small Company Fund          July 1, 2007   June 30, 2019
Invesco Small Cap Equity Fund                     July 1, 2007   June 30, 2019

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Alternative Strategies Fund            October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund            February 12, 2010  June 30, 2019
Invesco Global Low Volatility Equity Yield
Fund                                             July 1, 2007     June 30, 2019
Invesco Mid Cap Core Equity Fund                 July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund             October 14, 2014   June 30, 2019
Invesco Quality Income Fund                    February 12, 2010  June 30, 2019
Invesco Small Cap Growth Fund                    July 1, 2007     June 30, 2019

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL
----                                   ------------------  ------------------
Invesco Asia Pacific Growth Fund          July 1, 2007       June 30, 2019
Invesco European Growth Fund              July 1, 2007       June 30, 2019
Invesco Global Growth Fund                July 1, 2007       June 30, 2019
Invesco Global Opportunities Fund        August 3, 2012      June 30, 2019
Invesco Global Responsibility Equity
  Fund                                   June 30, 2016       June 30, 2019
Invesco Global Small & Mid Cap Growth
  Fund                                    July 1, 2007       June 30, 2019
Invesco International Companies Fund   December 21, 2015     June 30, 2019
Invesco International Core Equity Fund    July 1, 2007       June 30, 2019
Invesco International Growth Fund         July 1, 2007       June 30, 2019
Invesco Select Opportunities Fund        August 3, 2012      June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL
----                                   ------------------  ------------------
Invesco All Cap Market Neutral Fund    December 17, 2013     June 30, 2019
Invesco Balanced-Risk Allocation
  Fund/1/                                 May 29, 2009       June 30, 2019
Invesco Balanced-Risk Commodity
  Strategy Fund/2/                     November 29, 2010     June 30, 2019
Invesco Developing Markets Fund           July 1, 2007       June 30, 2019
Invesco Emerging Markets Equity Fund      May 11, 2011       June 30, 2019
Invesco Emerging Markets Flexible
  Bond Fund/3/                           June 14, 2010       June 30, 2019
Invesco Endeavor Fund                     July 1, 2007       June 30, 2019
Invesco Global Health Care Fund           July 1, 2007       June 30, 2019
Invesco Global Infrastructure Fund        May 2, 2014        June 30, 2019
Invesco Global Market Neutral Fund     December 17, 2013     June 30, 2019
Invesco Global Targeted Returns
  Fund/5/                              December 17, 2013     June 30, 2019
Invesco Greater China Fund                July 1, 2007       June 30, 2019
Invesco Long/Short Equity Fund         December 17, 2013     June 30, 2019
Invesco Low Volatility Emerging
  Markets Fund                         December 17, 2013     June 30, 2019
Invesco Macro Allocation Strategy
  Fund/4/                              September 25, 2012    June 30, 2019
Invesco MLP Fund                        August 29, 2014      June 30, 2019
Invesco Multi-Asset Income Fund/6/     December 13, 2011     June 30, 2019
Invesco Pacific Growth Fund            February 12, 2010     June 30, 2019
Invesco Select Companies Fund             July 1, 2007       June 30, 2019
Invesco World Bond Fund                   July 1, 2007       June 30, 2019
Invesco U.S. Managed Volatility Fund   December 18, 2017     June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL
----                                   ------------------  ------------------
Invesco Corporate Bond Fund            February 12, 2010     June 30, 2019
Invesco Global Real Estate Fund           July 1, 2007       June 30, 2019
Invesco Government Money Market Fund      July 1, 2007       June 30, 2019
Invesco High Yield Fund                   July 1, 2007       June 30, 2019

--------
1 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

Invesco Real Estate Fund                  July 1, 2007       June 30, 2019
Invesco Short Duration Inflation
  Protected Fund                          July 1, 2007       June 30, 2019
Invesco Short Term Bond Fund              July 1, 2007       June 30, 2019
Invesco U.S. Government Fund              July 1, 2007       June 30, 2019

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL
----                                   ------------------  ------------------
Invesco American Value Fund            February 12, 2010     June 30, 2019
Invesco Comstock Fund                  February 12, 2010     June 30, 2019
Invesco Energy Fund                       July 1, 2007       June 30, 2019
Invesco Dividend Income Fund              July 1, 2007       June 30, 2019
Invesco Gold & Precious Metals Fund       July 1, 2007       June 30, 2019
Invesco Mid Cap Growth Fund            February 12, 2010     June 30, 2019
Invesco Small Cap Value Fund           February 12, 2010     June 30, 2019
Invesco Technology Fund                   July 1, 2007       June 30, 2019
Invesco Technology Sector Fund         February 12, 2010     June 30, 2019
Invesco Value Opportunities Fund       February 12, 2010     June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL
----                                   ------------------  ------------------
Invesco High Yield Municipal Fund      February 12, 2010     June 30, 2019
Invesco Intermediate Term Municipal
  Income Fund                          February 12, 2010     June 30, 2019
Invesco Municipal Income Fund          February 12, 2010     June 30, 2019
Invesco New York Tax Free Income Fund  February 12, 2010     June 30, 2019
Invesco Tax-Exempt Cash Fund              July 1, 2007       June 30, 2019
Invesco Limited Term Municipal Income
  Fund                                    July 1, 2007       June 30, 2019

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL
----                                   ------------------  ------------------
Invesco V.I. American Franchise Fund   February 12, 2010     June 30, 2019
Invesco V.I. American Value Fund       February 12, 2010     June 30, 2019
Invesco V.I. Balanced-Risk Allocation
  Fund/7/                              December 22, 2010     June 30, 2019
Invesco V.I. Comstock Fund             February 12, 2010     June 30, 2019
Invesco V.I. Core Equity Fund             July 1, 2007       June 30, 2019
Invesco V.I. Core Plus Bond Fund         April 30, 2015      June 30, 2019
Invesco V.I. Diversified Dividend Fund February 12, 2010     June 30, 2019
Invesco V.I. Equally-Weighted S&P 500
  Fund                                 February 12, 2010     June 30, 2019
Invesco V.I. Equity and Income Fund    February 12, 2010     June 30, 2019
Invesco V.I. Global Core Equity Fund   February 12, 2010     June 30, 2019
Invesco V.I. Global Health Care Fund      July 1, 2007       June 30, 2019
Invesco V.I. Global Real Estate Fund      July 1, 2007       June 30, 2019
Invesco V.I. Government Money Market
  Fund                                    July 1, 2007       June 30, 2019
Invesco V.I. Government Securities
  Fund                                    July 1, 2007       June 30, 2019
Invesco V.I. Growth and Income Fund    February 12, 2010     June 30, 2019
Invesco V.I. High Yield Fund              July 1, 2007       June 30, 2019
Invesco V.I. International Growth Fund    July 1, 2007       June 30, 2019
Invesco V.I. Managed Volatility Fund      July 1, 2007       June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund     July 1, 2007       June 30, 2019
Invesco V.I. Mid Cap Growth Fund       February 12, 2010     June 30, 2019
Invesco V.I. S&P 500 Index Fund        February 12, 2010     June 30, 2019
Invesco V.I. Small Cap Equity Fund        July 1, 2007       June 30, 2019
Invesco V.I. Technology Fund              July 1, 2007       June 30, 2019
Invesco V.I. Value Opportunities Fund     July 1, 2007       June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL
----                                   ------------------  ------------------
Invesco Exchange Fund                  September 30, 2015    June 30, 2019

                           INVESCO SECURITIES TRUST

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL
----                                   ------------------  ------------------
Invesco Balanced-Risk Aggressive
  Allocation Fund/8/                    January 16, 2013     June 30, 2019

                           INVESCO MANAGEMENT TRUST

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL
----                                   ------------------  ------------------
Invesco Conservative Income Fund          July 1, 2014       June 30, 2019

                               CLOSED-END FUNDS

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL
----                                   ------------------  ------------------
Invesco Advantage Municipal Income
  Trust II                                May 15, 2012       June 30, 2019
Invesco Bond Fund                       August 26, 2015      June 30, 2019
Invesco California Value Municipal
  Income Trust                            May 15, 2012       June 30, 2019
Invesco Dynamic Credit Opportunities
  Fund                                    May 15, 2012       June 30, 2019
Invesco High Income 2023 Target Term
  Fund                                 November 28, 2016     June 30, 2019
Invesco High Income 2024 Target Term
  Fund                                 November 30, 2017     June 30, 2019
Invesco High Income Trust II              May 15, 2012       June 30, 2019
Invesco Municipal Income
  Opportunities Trust                   August 26, 2015      June 30, 2019
Invesco Municipal Opportunity Trust       May 15, 2012       June 30, 2019
Invesco Municipal Trust                   May 15, 2012       June 30, 2019
Invesco Pennsylvania Value Municipal
  Income Trust                            May 15, 2012       June 30, 2019
Invesco Quality Municipal Income Trust  August 26, 2015      June 30, 2019
Invesco Senior Income Trust               May 15, 2012       June 30, 2019
Invesco Trust for Investment Grade
  Municipals                              May 15, 2012       June 30, 2019
Invesco Trust for Investment Grade
  New York Municipals                     May 15, 2012       June 30, 2019
Invesco Value Municipal Income Trust      June 1, 2010       June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 21
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of December 18, 2017, amends the Master Investment Advisory Agreement (the "Agreement") dated June 5, 2000, between AIM Growth Series (Invesco Growth Series), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Agreement to add Invesco Peak Retirement(TM) 2065 Fund, Invesco Peak Retirement(TM) 2060 Fund, Invesco Peak Retirement(TM) 2055 Fund, Invesco Peak Retirement(TM) 2050 Fund, Invesco Peak Retirement(TM) 2045 Fund, Invesco Peak Retirement(TM) 2040 Fund, Invesco Peak Retirement(TM) 2035 Fund, Invesco Peak Retirement(TM) 2030 Fund, Invesco Peak Retirement(TM) 2025 Fund, Invesco Peak Retirement(TM) 2020 Fund, Invesco Peak Retirement(TM) 2015 Fund, Invesco Peak Retirement(TM) Now Fund;

   NOW, THEREFORE, the parties agree that;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                     EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                     ------------------------------------

Invesco Alternative Strategies Fund                       October 14, 2014
Invesco Balanced-Risk Retirement Now Fund                 January 31, 2007
Invesco Balanced-Risk Retirement 2020 Fund                January 31, 2007
Invesco Balanced-Risk Retirement 2030 Fund                January 31, 2007
Invesco Balanced-Risk Retirement 2040 Fund                January 31, 2007
Invesco Balanced-Risk Retirement 2050 Fund                January 31, 2007
Invesco Global Low Volatility Equity Yield Fund           November 4, 2003
Invesco Growth Allocation Fund                             April 30, 2004
Invesco Income Allocation Fund                            October 31, 2005
Invesco International Allocation Fund                     October 31, 2005
Invesco Mid Cap Core Equity Fund                          September 1, 2001
Invesco Moderate Allocation Fund                           April 30, 2004
Invesco Multi-Asset Inflation Fund                        October 14, 2014

 Invesco Conservative Allocation Fund              April 29, 2005
 Invesco Small Cap Growth Fund                   September 11, 2000
 Invesco Peak Retirement(TM) 2015 Fund            December 18, 2017
 Invesco Peak Retirement(TM) 2020 Fund            December 18, 2017
 Invesco Peak Retirement(TM) 2025 Fund            December 18, 2017
 Invesco Peak Retirement(TM) 2030 Fund            December 18, 2017
 Invesco Peak Retirement(TM) 2035 Fund            December 18, 2017
 Invesco Peak Retirement(TM) 2040 Fund            December 18, 2017
 Invesco Peak Retirement(TM) 2045 Fund            December 18, 2017
 Invesco Peak Retirement(TM) 2050 Fund            December 18, 2017
 Invesco Peak Retirement(TM) 2055 Fund            December 18, 2017
 Invesco Peak Retirement(TM) 2060 Fund            December 18, 2017
 Invesco Peak Retirement(TM) 2065 Fund            December 18, 2017
 Invesco Peak Retirement(TM)
   Retirement Now Fund                            December 18, 2017
 Invesco Convertible Securities Fund              February 12, 2010
 Invesco Quality Income Fund                      February 12, 2010

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                   INVESCO BALANCED-RISK RETIREMENT NOW FUND
                  INVESCO BALANCED-RISK RETIREMENT 2020 FUND
                  INVESCO BALANCED-RISK RETIREMENT 2030 FUND
                  INVESCO BALANCED-RISK RETIREMENT 2040 FUND
                  INVESCO BALANCED-RISK RETIREMENT 2050 FUND
                        INVESCO GROWTH ALLOCATION FUND
                        INVESCO INCOME ALLOCATION FUND
                     INVESCO INTERNATIONAL ALLOCATION FUND
                       INVESCO MODERATE ALLOCATION FUND
                     INVESCO CONSERVATIVE ALLOCATION FUND

These eleven funds do not pay an advisory fee.

                INVESCO GLOBAL LOW VOLATILITY EQUITY YIELD FUND

           NET ASSETS                                    ANNUAL RATE
           ----------                                    -----------
           First $250 million...........................    0.80%
           Next $250 million............................    0.78%
           Next $500 million............................    0.76%
           Next $1.5 billion............................    0.74%
           Next $2.5 billion............................    0.72%
           Next $2.5 billion............................    0.70%
           Next $2.5 billion............................    0.68%
           Over $10 billion.............................    0.66%

                      INVESCO ALTERNATIVE STRATEGIES FUND
                      INVESCO MULTI-ASSET INFLATION FUND

           NET ASSETS                                    ANNUAL RATE
           ----------                                    -----------
           All assets...................................    0.15%

                       INVESCO MID CAP CORE EQUITY FUND
                         INVESCO SMALL CAP GROWTH FUND

           NET ASSETS                                    ANNUAL RATE
           ----------                                    -----------
           First $500 million...........................    0.725%
           Next $500 million............................     0.70%
           Next $500 million............................    0.675%
           Over $1.5 billion............................     0.65%

                      INVESCO CONVERTIBLE SECURITIES FUND

           NET ASSETS                                    ANNUAL RATE
           ----------                                    -----------
           First $750 million...........................     0.52%
           Next $250 million............................     0.47%
           Next $500 million............................     0.42%
           Next $500 million............................    0.395%
           Next $1 billion..............................     0.37%
           Over $3 billion..............................    0.345%

                     INVESCO PEAK RETIREMENT(TM) 2015 FUND
                     INVESCO PEAK RETIREMENT(TM) 2020 FUND
                     INVESCO PEAK RETIREMENT(TM) 2025 FUND
                     INVESCO PEAK RETIREMENT(TM) 2030 FUND
                     INVESCO PEAK RETIREMENT(TM) 2035 FUND
                     INVESCO PEAK RETIREMENT(TM) 2040 FUND
                     INVESCO PEAK RETIREMENT(TM) 2045 FUND
                     INVESCO PEAK RETIREMENT(TM) 2050 FUND
                     INVESCO PEAK RETIREMENT(TM) 2055 FUND
                     INVESCO PEAK RETIREMENT(TM) 2060 FUND
                     INVESCO PEAK RETIREMENT(TM) 2065 FUND
                INVESCO PEAK RETIREMENT(TM) RETIREMENT NOW FUND

These twelve funds do not pay an advisory fee.

                          INVESCO QUALITY INCOME FUND

           NET ASSETS                                    ANNUAL RATE
           ----------                                    -----------
           First $1 billion.............................     0.47%
           Next $500 million............................    0.445%
           Next $500 million............................     0.42%
           Next $500 million............................    0.395%
           Next $2.5 billion............................     0.37%
           Next $2.5 billion............................    0.345%
           Next $2.5 billion............................     0.32%
           Next $2.5 billion............................    0.295%
           Over $12.5 billion...........................     0.27%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                              AIM GROWTH SERIES
                                                        (INVESCO GROWTH SERIES)

Attest:  /s/ Stephen R. Rimes                 By:  /s/ John M. Zerr
         -----------------------------------       --------------------------
             Assistant Secretary                       John M. Zerr
                                                       Senior Vice President
(SEAL)

                                                         INVESCO ADVISERS, INC.

Attest:  /s/ Stephen R. Rimes                 By:  /s/ John M. Zerr
         -----------------------------------       --------------------------
             Assistant Secretary                       John M. Zerr
                                                       Senior Vice President
(SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 10
                                      TO
           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of December 18, 2017, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Growth Series (Invesco Growth Series), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to add Invesco Peak Retirement(TM) 2065 Fund, Invesco Peak Retirement(TM) 2060 Fund, Invesco Peak Retirement(TM) 2055 Fund, Invesco Peak Retirement(TM) 2050 Fund, Invesco Peak Retirement(TM) 2045 Fund, Invesco Peak Retirement(TM) 2040 Fund, Invesco Peak Retirement(TM) 2035 Fund, Invesco Peak Retirement(TM) 2030 Fund, Invesco Peak Retirement(TM) 2025 Fund, Invesco Peak Retirement(TM) 2020 Fund, Invesco Peak Retirement(TM) 2015 Fund, Invesco Peak Retirement(TM) Now Fund;

   NOW, THEREFORE, the parties agree that;

   1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

                                     Funds

          Invesco Alternative Strategies Fund
          Invesco Balanced-Risk Retirement Now Fund
          Invesco Balanced-Risk Retirement 2020 Fund
          Invesco Balanced-Risk Retirement 2030 Fund
          Invesco Balanced-Risk Retirement 2040 Fund
          Invesco Balanced-Risk Retirement 2050 Fund
          Invesco Convertible Securities Fund
          Invesco Global Low Volatility Equity Yield Fund
          Invesco Growth Allocation Fund
          Invesco Income Allocation Fund
          Invesco International Allocation Fund
          Invesco Mid Cap Core Equity Fund
          Invesco Moderate Allocation Fund
          Invesco Multi-Asset Inflation Fund
          Invesco Conservative Allocation Fund
          Invesco Small Cap Growth Fund
          Invesco Peak Retirement(TM) 2015 Fund
          Invesco Peak Retirement(TM) 2020 Fund
          Invesco Peak Retirement(TM) 2025 Fund
          Invesco Peak Retirement(TM) 2030 Fund
          Invesco Peak Retirement(TM) 2035 Fund
          Invesco Peak Retirement(TM) 2040 Fund
          Invesco Peak Retirement(TM) 2045 Fund
          Invesco Peak Retirement(TM) 2050 Fund
          Invesco Peak Retirement(TM) 2055 Fund

          Invesco Peak Retirement/TM/ 2060 Fund
          Invesco Peak Retirement/TM/ 2065 Fund
          Invesco Peak Retirement/TM/ Now Fund
          Invesco Quality Income Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                 INVESCO CANADA LTD.

                                 Sub-Adviser

                                 By:     /s/ Harsh Damani
                                         ---------------------------------------
                                 Name:   Harsh Damani
                                 Title:  Chief Financial Officer, Funds & Senior
                                         Vice President, Fund Administration

                                 By:     /s/ David C. Warren
                                         ---------------------------------------
                                 Name:   David C. Warren
                                 Title:  Executive Vice President & Chief
                                         Financial Officer

                                         INVESCO ASSET MANAGEMENT
                                         DEUTSCHLAND GMBH

                                         Sub-Adviser

                                         By:     /s/ S. Hofmann  /s/ L. Baumann
                                                 -------------------------------
                                         Name:   S. Hofmann      L. Baumann
                                         Title:  Director        Proxy Holder

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ S. Hofmann
                                                  ------------------------------
                                          Name:   S. Hofmann
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                          INVESCO HONG KONG LIMITED

                                          Sub-Adviser

                                          By:     /s/ Fanny Lee  /s/ Paul Chan
                                                  ------------------------------
                                          Name:   Fanny Lee      Paul Chan
                                          Title:  Authorized Signatories

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Adviser

                                          By:     /s/ Scott Baskind
                                                  ------------------------------
                                          Name:   Scott Baskind
                                          Title:  President